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                                                                    Exhibit 10.3



                            AMENDMENT NUMBER FOUR TO
                           LOAN AND SECURITY AGREEMENT


         THIS AMENDMENT NUMBER FOUR TO LOAN AND SECURITY AGREEMENT, dated as of July 28, 1999 (this "Amendment"), amends that certain Loan and Security Agreement, dated as of April 23, 1998 (as the same has been amended from time to time, the "Loan Agreement"), among MAI SYSTEMS CORPORATION, a Delaware corporation ("MAI") and HOTEL INFORMATION SYSTEMS, INC., a Delaware corporation ("Hotel") (MAI and Hotel are each a "Borrower" and collectively the "Borrowers"), on the one hand, and COAST BUSINESS CREDIT, a division of Southern Pacific Bank, a California corporation ("Coast"), on the other hand. All initially capitalized terms used in this Amendment shall have the meanings ascribed thereto in the Loan Agreement unless specifically defined herein.

                                    RECITALS

         WHEREAS, Borrowers and Coast wish to amend the Loan Agreement pursuant to the terms and provisions set forth in this Amendment; and

         NOW, THEREFORE, the parties hereto agree as follows:

                                    AMENDMENT

         Section 1. AMENDMENT TO SECTION 1 OF THE LOAN AGREEMENT. Section 1 of the Loan Agreement is hereby amended by adding the following definition:

         "BRIDGE Loan" has the meaning set forth in Section 2 of the Schedule.

         "Debt Service Coverage Ratio" means the ratio, in any fiscal quarter, whose numerator is EBITDA minus cash capital expenditures minus cash tax expenses, and whose denominator is all principal payments on Debt plus all interest payments on Debt plus all capital lease payments.

         "EBITDA" means, in any fiscal period, Borrowers' consolidated net income or net loss (other than extraordinary or non-recurring gains of Borrower for such period), plus (i) the amount of all interest expense, income tax expense, depreciation expense and amortization expense of Borrower for such period, on a consolidated basis, and plus or minus (as the case may be) (ii) any other non-cash charges which have been added or subtracted, as the case may be, in calculating Borrowers' consolidated net income for such period."

         Section 2. AMENDMENT TO SECTION 2 OF THE SCHEDULE. Section 2 of the Schedule to the Loan Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:


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"Loans in a total amount at any time outstanding not to exceed the lesser of (i)
the sum of (a) and (b) below or (ii) Six Million Dollars ($6,000,000) (the "Maximum Dollar Amount"):

         (a) Loans in a total amount at any time outstanding not to exceed two
         (2) times Borrowers' aggregate monthly collections received by Coast, measured on a trailing twelve (12) month average, arising out of Receivables generated from Borrowers' software and hardware service and maintenance contracts, subject to audit, appraisal and a review of such contracts; and

         (b) A Bridge Loan in the amount of Two Million Dollars ($2,000,000) evidenced by that certain Secured Promissory Note (the "Bridge Loan") dated as of July 28, 1999, and payable interest only on the first of each month, with all accrued and unpaid principal and interest due on the earlier of (i) June 30, 2000, or (ii) the date on which Borrower receives a debt or equity cash infusion of at least Ten Million Dollars ($10,000,000)."

         Section 3. AMENDMENT TO SECTION 3.1 OF THE SCHEDULE. Section 3.1 of the Schedule to the Loan Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

         "A rate equal to the Prime Rate plus 2.25% per annum with respect to all Loans and a rate equal to the Prime Rate plus 5% per annum with respect to the Bridge Loan, each calculated on the basis of a 360 day year for the actual number of days elapsed. The interest rate applicable to the Loans and the Bridge Loan shall be adjusted monthly as of the first day of each month, and the interest to be charged for each month shall be based on the highest Prime Rate in effect during the prior month, but in no event shall the rate of interest charged on either the Loans or the Bridge Loan in any month be less than 9% per annum."

         Section 4. AMENDMENT TO SECTION 3.2 OF THE SCHEDULE. Section 3.2 of the Schedule to the Loan agreement is hereby amended by adding the following language:

         "Section 3.2 - Bridge Loan Fee:

         Seventy-Five Thousand Dollars ($75,000) fully earned and payable upon the execution of Amendment Number Four to the Loan and Security Agreement."

         Section 5. AMENDMENT TO SECTION 5.13 OF THE SCHEDULE. Section 5.13 of the Schedule to the Loan Agreement is hereby amended by adding the following language:

         "8. Warrant to Coast for 33,000 shares of MAI (the "Warrant") in the form set forth as Exhibit A hereto."


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         Section 6. AMENDMENT TO SECTION 8.1 OF THE SCHEDULE. Section 8.1 of the
Schedule to the Loan Agreement is hereby amended by adding the following language after the third paragraph:

         "Borrower shall maintain a Debt Service Coverage Ratio, measured quarterly beginning with the fiscal quarter ending September 30, 1999, of no less then 1.50:1.00."

         Section 7. AMENDMENT TO SECTION 9.1 OF THE SCHEDULE. Section 9.1 of the Schedule to the Loan Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

         "April 30, 2003, subject to automatic renewal as provided in Section
         9.1 of the Agreement, and early termination as provided in Section 9.2 of the Agreement."

         Section 8. CONDITION PRECEDENT. The effectiveness of this Amendment is expressly conditioned upon the receipt by Coast of (i) an executed copy of this Amendment duly executed by Borrower, (ii) receipt by Coast of the Bridge Loan Fee, (iii) an executed copy of Amendment Number One to Pledge and Security Agreement duly executed by Gaming Systems International, and (iv) receipt by Coast of the Warrant, duly executed by MAI.

         Section 9. ENTIRE AGREEMENT. The Loan Agreement, as amended hereby, embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. Borrower represents, warrants and agrees that in entering into the Loan Agreement and consenting to this Amendment, it has not relied on any representation, promise, understanding or agreement, oral or written, of, by or with, Coast or any of its agents, employees, or counsel, except the representations, promises, understandings and agreements specifically contained in or referred to in the Loan Agreement, as amended hereby.

         Section 10. CONFLICTING TERMS. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Loan Agreement, the terms of this Amendment shall govern. In all other respects, the Loan Agreement, as amended and supplemented hereby, shall remain in full force and effect.

         Section 11. MISCELLANEOUS. This Amendment shall be governed by and construed in accordance with the laws of the State of California. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any party hereto may execute this Amendment by signing such counterpart.


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           IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the date first above written.

                                         BORROWER:

                                         MAI SYSTEMS CORPORATION,
                                         a Delaware corporation


                                         By /s/ Lewis H. Stanton
                                           -------------------------------------


                                         By
                                           -------------------------------------
                                           Secretary


                                         HOTEL INFORMATION SYSTEMS, INC,
                                         a Delaware corporation

                                         By /s/ Lewis H. Stanton
                                           -------------------------------------

                                         By
                                           -------------------------------------
                                           Secretary

                                         COAST:

                                         COAST BUSINESS CREDIT,
                                         a division of Southern Pacific Bank

                                         By  /s/ John Watkins
                                           -------------------------------------

                                         Title  Vice President
                                              ----------------------------------


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